Exhibit 99.1

IDEX Corporation Second Quarter 2008 Earnings Release July 22, 2008

Agenda Q2 2008 Summary Segment Performance Fluid & Metering Health & Science Dispensing Equipment Fire & Safety FY and Q3 2008 Outlook Q&A

Replay Information Dial toll-free: 888.203.1112 International: 719.457.0820 Conference ID: #4450651 Log on to: www.idexcorp.com

Cautionary Statement Under the Private Securities Litigation Reform Act This presentation and discussion will include forward-looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC.

Q2 2008 Financial Performance Strong Performance Q2 2008 Q2 2007 V% Orders $402 $339 19% Sales $397 $344 15% Operating Income $74 $69 7% Operating Margin 18.6% 20.0% (140)bp EPS $.56 $.51 10% FCF $61 $58 4% (Continuing Operations)

Portfolio Summary Strategic Position/ Innovation Market Growth Global Presence Acquisition Pipeline FMT (45%) HST (22%) - Core Health and Science - Industrial Pneumatics Dispensing (14%) FSD (19%) - Fire - Rescue - BAND-IT IDEX M&A Focus Healthy End Markets

Fluid & Metering Performance Highlights: Q2 2008 sales growth of 26% Operating margin 19.5% Strong acquisition pipeline Outlook: Continued strong end-market performance International expansion New acquisitions Strong End Markets - Well Positioned to Grow

Health & Science Performance Highlights: Q2 2008 sales growth of 6% Operating margin 18.4% Outlook: Continued growth driven by strong core end markets Acquisitions performing well Strong Growth in Core Markets

Dispensing Equipment Performance Highlights: Q2 2008 sales growth of 14% Operating margin 25.3% Outlook: Well positioned for growth - new technology and replenishment programs (aging equipment) Modest European market growth Soft North American market conditions Stable Global Market Conditions

Fire & Safety / Diversified Products Performance Highlights: Q2 2008 sales growth of 6% Operating margin 24.1% Outlook: Fire suppression has stabilized with flat sequential volume Continued opportunity in international markets for rescue tool products and innovation driving higher than market growth in engineered band clamping products International Growth Strength in Rescue Tools and Band Clamping

Q2 2008 Performance Q2 '07 Q2 '08 339.3 402.2 Q2 '07 Q2 '08 344.5 397.3 (Continuing Operations) Double Digit Growth

Q2 2008 Performance Q2 '07 Q2 '08 0.2 0.186 (Continuing Operations) Op Margin impacted by Acquisition and Fx Op Margin Q2 '08 18.6% Impacts Acquisitions 60bp Fx 20bp Other 70bp

Q2 2008 Performance Q2 '07 Q2 '08 41.8 46.1 Q2 '07 Q2 '08 0.51 0.56 Double Digit Earnings Growth (Continuing Operations) Income +10%

1H 2008 Performance (Continuing Operations) 18% YOY improvement in 1H Free Cash Flow 1H '07 1H '08 70.4 83

Q2 2008 Segment Performance (Continuing Operations) Q2 '08 Q2 '07 Change Orders $182.7 $140.1 30% Sales Organic Acquisition Currency $177.4 $141.1 26% 8% 16% 2% Operating Income $34.7 $30.1 15% Operating Margin 19.5% 21.4% (190)bp Fluid & Metering Technologies 11% Organic Orders Growth

Q2 2008 Segment Performance Q2 '08 Q2 '07 Change Orders $88.5 $83.4 6% Sales Organic Acquisition Currency $87.2 $82.4 6% 1% 3% 2% Operating Income $16.1 $15.2 6% Operating Margin 18.4% 18.4% - Health & Science Technologies Core Markets Remain Strong

Q2 2008 Segment Performance Q2 '08 Q2 '07 Change Orders $50.5 $46.6 8% Sales -Organic Currency $56.6 $49.9 14% 3% 11% Operating Income $14.3 $14.2 - Operating Margin 25.3% 28.6% (330)bp Dispensing Equipment Operating Margin Impacted by Fx and Material Costs

Q2 2008 Segment Performance Q2 '08 Q2 '07 Change Orders $81.7 $71.1 15% Sales -Organic Currency $77.2 $72.8 6% 2% 4% Operating Income $18.6 $18.1 3% Operating Margin 24.1% 24.9% (80)bp Fire & Safety/Diversified Products Growth Driven By Band Clamping and Rescue Tools Businesses

2008 Outlook FY 2008 Sales growth: 13 - 15% 3 - 5% Organic Growth 7% Acquisitions 3% Fx (at current rates) EPS estimate range: $2.12 - $2.18* Q3 2008 Sales growth: 14 - 16% FMT and Fire & Safety / Diversified high single digit organic growth HST and Dispensing low single digit organic growth 7% Acquisitions 3% Fx EPS estimate range: 53 - 56 cents* *Excludes impact of restructuring

Q&A